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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Nos. 33-80007,333-21341,333-29517,33-56525 and 333-44087) on Form S-8 of ACT
Networks, Inc. of our report dated July 29, 1998 with respect to the consolidated financial statements and schedule of ACT Networks, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1998.


                                                   ERNST & YOUNG LLP


Woodland Hills, California
September 25, 1998